                                                                    Exhibit 99.3


CBS CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
(in millions except per share amounts) (unaudited)

                                                                THREE MONTHS ENDED
                                                                     MARCH 31, 1996

                                                              PRE-TAX            AFTER-TAX        PER-SHARE
                                                               AMOUNT               AMOUNT           IMPACT
                                                               ------               ------           ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                              $   (48)
   Litigation matters                                             (28)
                                                              -------

        Total impact on operating profit                          (76)            $   (58)
                                                              -------

Other income and expense:
   Gain on the sale of an investment                               --
   Pension settlement                                              --
                                                              -------

        Total impact on other income & exp.                        --                  --
                                                              -------             -------


        Total impact on Continuing Operations                 $   (76)                (58)          $ (0.13)
                                                              =======             -------           -------


DISCONTINUED OPERATIONS:
        Net gain (loss) on disposal of businesses             $ 1,886               1,018              2.32

        WELCO special items:
              Restructuring                                       (75)
              Litigation matters                                 (458)
              Impairment of assets                                (15)
              Environmental remediation activities                 --
              Other matters                                       (30)
              Pension settlement                                   --
              Loss on assets held for sale                       (152)
                                                              -------
                  Total WELCO special items                      (730)               (474)            (1.08)

        Thermo King special items:
              Restructuring                                        --                  --                --
                                                              -------             -------           -------

        Total impact on Discontinued Operations               $ 1,156                 544              1.24
                                                              =======             -------           -------

EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                                          (63)            (0.14)
                                                                                  -------           -------


NET AMOUNT OF SPECIAL ITEMS                                                       $   423           $  0.97
                                                                                  =======           =======

CBS CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
(in millions except per share amounts) (unaudited)

                                                                THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                   JUNE 30, 1996                 JUNE 30, 1996

                                                      PRE-TAX      AFTER-TAX    PER-SHARE     PRE-TAX    AFTER-TAX     PER-SHARE
                                                       AMOUNT         AMOUNT       IMPACT      AMOUNT       AMOUNT        IMPACT
                                                       ------         ------       ------      ------       ------        ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                           --                                 $   (48)
   Litigation matters                                      --                                     (28)
                                                      -------                                 -------

        Total impact on operating profit                   --           --                        (76)     $   (58)
                                                      -------                                 -------

Other income and expense:
   Gain on the sale of an investment                       --                                      --
   Pension settlement                                      --                                      --
                                                      -------                                 -------

        Total impact on other income & exp.                --           --                         --           --
                                                      -------      -------                    -------      -------


        Total impact on Continuing Operations              --           --           --       $   (76)         (58)      $ (0.13)
                                                      =======      -------      -------       =======


DISCONTINUED OPERATIONS:
        Net gain (loss) on disposal of businesses          --           --           --       $ 1,886        1,018          2.32

        WELCO special items:
              Restructuring                                --                                     (75)
              Litigation matters                           --                                    (458)
              Impairment of assets                         --                                     (15)
              Environmental remediation activities     $ (175)                                   (175)
              Other matters                                --                                     (30)
              Pension settlement                           --                                      --
              Loss on assets held for sale                 --                                    (152)
                                                       ------                                 -------
                  Total WELCO special items              (175)         (114)     $ (0.26)        (905)        (588)        (1.33)

        Thermo King special items:
              Restructuring                                --            --           --           --           --            --
                                                       ------       -------      -------      -------      -------      --------

        Total impact on Discontinued Operations       $  (175)         (114)       (0.26)     $   981          430          0.99
                                                       =======      -------      -------      =======      -------      --------

EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                             --           --                       (63)        (0.14)
                                                                    -------      -------                   -------      --------


NET AMOUNT OF SPECIAL ITEMS                                         $  (114)     $ (0.26)                  $   309      $   0.72
                                                                    =======      =======                   =======      ========

CBS CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
(in millions except per share amounts) (unaudited)

                                                          THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                             SEPT 30, 1996                     SEPT 30, 1996

                                                       PRE-TAX     AFTER-TAX   PER-SHARE     PRE-TAX    AFTER-TAX     PER-SHARE
                                                        AMOUNT        AMOUNT      IMPACT      AMOUNT       AMOUNT        IMPACT
                                                        ------        ------      ------      ------       ------        ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                            --                                $   (48)
   Litigation matters                                       --                                    (28)
                                                       -------                                -------

        Total impact on operating profit                    --           --                       (76)     $   (58)
                                                       -------                                -------

Other income and expense:
   Gain on the sale of an investment                        --                                     --
   Pension settlement                                       --                                     --
                                                       -------                                -------

        Total impact on other income & exp.                 --           --                        --           --
                                                       -------      -------                   -------      -------


        Total impact on Continuing Operations               --           --           --      $   (76)         (58)    $(0.13)
                                                       =======      -------      -------      =======


DISCONTINUED OPERATIONS:
        Net gain (loss) on disposal of businesses           --           --           --      $ 1,886        1,018       2.30

        WELCO special items:
              Restructuring                                 --                                    (75)
              Litigation matters                            --                                   (458)
              Impairment of assets                          --                                    (15)
              Environmental remediation activities          --                                   (175)
              Other matters                                 --                                    (30)
              Pension settlement                            --                                     --
              Loss on assets held for sale                  --                                   (152)
                                                       -------                                -------
                  Total WELCO special items                 --           --           --         (905)        (588)     (1.33)

        Thermo King special items:
              Restructuring                                 --           --           --           --           --         --
                                                       -------      -------      -------      -------      -------     ------

        Total impact on Discontinued Operations             --           --           --      $   981          430       0.97
                                                       =======      -------      -------      =======      -------     ------

EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                        $   (30)     $ (0.06)                      (93)     (0.21)
                                                                    -------      -------                   -------     ------


NET AMOUNT OF SPECIAL ITEMS                                         $   (30)     $ (0.06)                  $   279     $ 0.63
                                                                    =======      =======                   =======     ======

CBS CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
(in millions except per share amounts) (unaudited)

                                                             THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                DEC 31, 1996                     DEC 31, 1996

                                                        PRE-TAX    AFTER-TAX    PER-SHARE   PRE-TAX     AFTER-TAX     PER-SHARE
                                                         AMOUNT       AMOUNT       IMPACT    AMOUNT        AMOUNT        IMPACT
                                                         ------       ------       ------    ------        ------        ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                       $    (9)                             $   (57)
   Litigation matters                                       --                                  (28)
                                                       -------                              -------

        Total impact on operating profit                    (9)     $    (3)                    (85)     $  (61)
                                                       -------                              -------

Other income and expense:
   Gain on the sale of an investment                        --                                   --
   Pension settlement                                       --                                   --
                                                       -------                              -------

        Total impact on other income & exp.                 --           --                      --          --
                                                       -------      -------                 -------      ------


        Total impact on Continuing Operations          $    (9)          (3)     $ 0.00     $   (85)        (61)   $  (0.13)
                                                       =======                              =======


DISCONTINUED OPERATIONS:
        Net gain (loss) on disposal of businesses           --           --          --     $ 1,886       1,018        2.30

        WELCO special items:
              Restructuring                            $  (135)                                (210)
              Litigation matters                            --                                 (458)
              Impairment of assets                          --                                  (15)
              Environmental remediation activities          --                                 (175)
              Other matters                                 --                                  (30)
              Pension settlement                            --                                   --
              Loss on assets held for sale                  --                                 (152)
                                                       -------                              -------
                  Total WELCO special items               (135)         (88)      (0.20)     (1,040)       (676)      (1.53)

        Thermo King special items:
              Restructuring                                 (6)          --          --          (6)         --          --
                                                       -------      -------      ------      -------    -------      ------

        Total impact on Discontinued Operations        $  (141)         (88)      (0.20)     $  840         342        0.77
                                                       =======      -------      ------      =======    -------      ------

EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                             --          --                     (93)      (0.21)
                                                                    -------      ------                 -------      ------


NET AMOUNT OF SPECIAL ITEMS                                         $   (91)     $(0.20)                $   188      $ 0.43
                                                                    =======      ======                 =======      ======

CBS CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
(in millions except per share amounts) (unaudited)

                                                          TWELVE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                              DEC 31, 1995                        DEC 31, 1994

                                                     PRE-TAX    AFTER-TAX   PER-SHARE   PRE-TAX   AFTER-TAX    PER-SHARE
                                                      AMOUNT       AMOUNT      IMPACT    AMOUNT      AMOUNT       IMPACT
                                                      ------       ------      ------    ------      ------       ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                       $ (25)                             $   2
   Litigation matters                                     --                                 --
                                                       -----                              -----

        Total impact on operating profit                 (25)     $  (7)                      2      $     1
                                                       -----                              -----

Other income and expense:
   Gain on the sale of an investment                     115                                 --
   Pension settlement                                     --                               (170)
                                                       -----                              -----

        Total impact on other income & exp.              115         66                    (170)        (105)
                                                       -----      -----                   -----      -------


        Total impact on Continuing Operations          $  90         59      $  0.15      $(168)        (104)     $ (0.27)
                                                       =====                              =====


DISCONTINUED OPERATIONS:
        Net gain (loss) on disposal of businesses      $(108)       (76)      ($0.19)        --           --           --

        WELCO special items:
              Restructuring                              (58)                             $ (21)
              Litigation matters                        (236)                                --
              Impairment of assets                        --                                 --
              Environmental remediation activities        --                                 --
              Other matters                               --                                 --
              Pension settlement                          --                               (138)
              Loss on assets held for sale                --                                 --
                                                       -----                              -----
                  Total WELCO special items             (294)      (191)       (0.47)      (159)        (103)       (0.27)

        Thermo King special items:
              Restructuring                               --         --           --         --           --           --
                                                       -----      -----      -------      -----      -------      -------

        Total impact on Discontinued Operations        $(402)      (267)       (0.66)     $(159)        (103)       (0.27)
                                                       =====      -----      -------      =====      -------      -------

EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                         --           --                      --           --
                                                                  -----      -------                 -------      -------


NET AMOUNT OF SPECIAL ITEMS                                       $(208)     $ (0.51)                $  (207)     $ (0.54)
                                                                  =====      =======                 =======      =======